1290 FUNDS

SUPPLEMENT DATED OCTOBER 21, 2024, TO THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED MARCH 1, 2024, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectuses, Prospectuses, and the Statements of Additional Information (“SAIs”), as supplemented, of 1290 Funds (“Trust”) dated March 1, 2024. You should read this Supplement in conjunction with the Summary Prospectuses, Prospectuses and SAIs and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://www.1290Funds.com.

The purpose of this Supplement is to notify prospective investors that the Class T shares of the Funds listed in the following table have been terminated and are not available for investment. The Class T shares listed below either never commenced operations, or commenced operations with seed capital but never had outside shareholders.

Funds
1290 Avantis® U.S. Large Cap Growth Fund	1290 Retirement Fund 2020
1290 Diversified Bond Fund	1290 Retirement Fund 2025
1290 Essex Small Cap Growth Fund	1290 Retirement Fund 2030
1290 GAMCO Small/Mid Cap Value Fund	1290 Retirement Fund 2035
1290 High Yield Bond Fund	1290 Retirement Fund 2040
1290 Loomis Sayles Multi-Asset Income Fund	1290 Retirement Fund 2045
1290 Multi-Alternative Strategies Fund	1290 Retirement Fund 2050
1290 SmartBeta Equity Fund	1290 Retirement Fund 2055

In addition, effective immediately, all references to Class T shares of each Fund are removed from the Summary Prospectuses, Prospectuses and SAIs.